UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2017

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 5, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 15,009,140 shares, par value $.001, or approximately 90.93% of the 16,506,525 shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy. Set forth below are the matters acted upon by Company stockholders at the Annual Meeting, and the final voting results on each such matter.

Proposal 1: Election of Directors. The number of votes cast for and withheld from each nominee, as well as the number of broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Withheld
Michael T. Campbell	12,494,145	276,121
I. Stewart Farwell	12,493,537	276,729
Mark A. Ruelle	12,490,469	279,797
William H. Sheffield	12,495,390	274,876
G. Gary Yetman	12,550,873	219,393
James L. Pokluda	12,558,693	211,573

There were 2,238,874 broker non-votes as to Proposal 1.

All six nominees were elected.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes For as a Percentage of Votes Present at the Meeting	Votes Against	Abstentions
14,948,559	99.6%	38,601	21,980

There were no broker non-votes as to Proposal 2.

Proposal 2 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Proposal 3: Advisory Vote to Approve the Company’s Executive Compensation. The number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes For as a Percentage of Votes Present at the Meeting	Votes Against	Abstentions
12,402,200	97.12%	254,112	113,954

There were 2,238,874 broker non-votes as to Proposal 3.

Proposal 3 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Proposal 4: Advisory Vote to Determine the Frequency of Future Stockholder Advisory Votes on Executive Compensation. The number of votes cast for the three options provided were as follows:

Votes For “Every Year”	Votes For “Every Two Years”	Votes For “Every Three Years”	Abstentions
10,992,759	27,870	1,665,995	83,642

Proposal 4 received the highest number of votes for “every year” and therefore was adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: August 4, 2017	By:	/s/ Nicol G. Graham
		Name:	Nicol G. Graham
		Title:	Vice President and
Chief Financial Officer

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